Assets Held for Sale (Narratives) (Details) $ in Millions	Dec. 31, 2017 USD ($)
Notes to Consolidated Financial Statements [Abstract]
Held for sale total expected consideration	$ 1,000
Held for sale expected consideration including cash	950
Held for sale expected consideration including preferred equity notes of the Buyer	53
Gain expected as a result of sale	840
Proceeds of sale of IDE Technologies Ltd	168
Capital gain recognized as a result of the IDE Technologies Ltd sale	$ 41